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Exhibit 32.2

CERTIFICATION
PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officer of Chase Corporation (the "Company") hereby certifies that the Company's Annual Report on Form 10-K for the year ended August 31, 2014 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certificate is furnished solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: November 14, 2014

/s/ KENNETH J. FEROLDI Kenneth J. Feroldi Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002